                                                                  Exhibit 10.7


                                     LEASE

                             AIRSIDE COMMERCE PARK












LESSOR:   LANDO TRADEPORT LIMITED PARTNERSHIP

LESSEE:   WORLD COMMERCE ONLINE, INC.

                               TABLE OF CONTENTS

                                                                                                                       PAGE
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
SECTION 1      CONSTRUCTION OF BUILDING...................................................................................1
SECTION 2      POSSESSION AND COMMENCEMENT OF TERM........................................................................2
SECTION 3      ANNUAL RENTAL..............................................................................................3
SECTION 4      ANNUAL ADJUSTMENTS TO ANNUAL RENT..........................................................................5
SECTION 5      TAXES, ASSESSMENTS AND UTILITIES...........................................................................5
SECTION 6      USE OF PREMISES............................................................................................7
SECTION 7      OPERATION AND MAINTENANCE OF COMMON AREAS..................................................................9
SECTION 8      MAINTENANCE AND REPAIRS OF LEASED PREMISES................................................................11
SECTION 9      ALTERATIONS...............................................................................................12
SECTION 10     LIENS.....................................................................................................13
SECTION 11     INSURANCE AND INDEMNIFICATION.............................................................................13
SECTION 12     DESTRUCTION OF LEASED PREMISES............................................................................15
SECTION 13     EMINENT DOMAIN............................................................................................16
SECTION 14     ASSIGNMENT AND SUBLETTING.................................................................................17
SECTION 15     ACCESS TO PREMISES........................................................................................18
SECTION 16     FIXTURES AND EQUIPMENT....................................................................................18
SECTION 17     NOTICE OR DEMANDS.........................................................................................18
SECTION 18     BANKRUPTCY................................................................................................19
SECTION 19     DEFAULT OF THE LESSEE, RE-ENTRY AND DAMAGES...............................................................20
SECTION 20     SURRENDER OF PREMISES ON TERMINATION......................................................................22
SECTION 21     OFFSET STATEMENT, SUBORDINATION AND ATTORNMENT............................................................23
SECTION 22     RULES AND REGULATIONS.....................................................................................24
SECTION 23     SECURITY DEPOSIT..........................................................................................24
SECTION 24     HOLDING OVER..............................................................................................25
SECTION 25     LESSEE'S PROPERTY.........................................................................................25
SECTION 26     DEFINITION................................................................................................26
SECTION 27     MISCELLANEOUS.............................................................................................26
SECTION 28     RELOCATION................................................................................................28
SECTION 29     LESSEE'S OPTIONAL LEASE TERMINATION RIGHT.................................................................28



EXHIBIT "A"
EXHIBIT "B"
EXHIBIT "C"
EXHIBIT "D"

                                      (i)

                                     LEASE

                             AIRSIDE COMMERCE PARK



         This LEASE is made as of the 15th day of February, 1999, by and between LANDO TRADEPORT LIMITED PARTNERSHIP, the address of which is 9427 Tradeport Drive, Orlando, Florida, 32827 as Lessor and WORLD COMMERCE ONLINE, INC., the address of which is 9677 TRADEPORT DRIVE, ORLANDO, FLORIDA, as Lessee.

         IN CONSIDERATION OF the rents to be paid and the mutual. covenants, promises and agreements herein set forth, Lessor and Lessee agree as follows:

         Lessor hereby leases unto Lessee a portion of a building premises situated in the City of Orlando, County of Orange, State of Florida, in a development commonly known as AIRSIDE COMMERCE PARK, which development is shown on the site plan marked Exhibit A attached hereto and trade a part thereof, such Leased Premises being outlined in red thereon. The legal description of AIRSIDE COMMERCE PARK is more particularly described on Exhibit B attached hereto and made a part hereof.

         TO HAVE AND TO HOLD for a term of four (4) years, commencing on April 1, 1999, and terminating on MARCH 31, 2003.


                                   SECTION 1

                            CONSTRUCTION OF BUILDING

                  Section 1.01: Lessor shall deliver the leased premises in accordance with Exhibit "D" attached hereto and made a part hereof. The leased premises shall be deemed ready for Tenant's occupancy when Landlord shall ` have delivered the leased premises to Tenant pursuant to Exhibit "D", which shall be deemed part of the building premises referred to above. The Leased Premises shall consist of an exterior of approximately 21, 852 square feet, for Bay P/front through V more or less of the south building, on one floor, more particularly known as 9677 Tradeport Drive, Orlando, Florida. No minor change from such plans which may be necessary during construction shall affect, change or invalidate this Lease..

                  Section 1.02: The exterior portion of the exterior walls and the roof of the Leased Premises and the area beneath said Leased Premises are not demised hereunder, and the use together with the right to install, maintain, use, repair and replace pipes, ducts, wires, structural elements, or any other construction elements, leading through, over, or under the Leased Premises in locations which will not materially interfere with the Lessee's use hereof and serving other parts of Airside Commerce Park are hereby reserved unto the Lessor.

                  Section 1.03: Lessee shall be allocated a maximum of eighty four (84) car spaces which spaces will not be designated but will be part of the total spaces as shown on Exhibit "A" and in no event will Lessee, its invitees, employees and agents be allowed collectively to use more than eighty four (84) car spaces. A violation of this Section will give Lessor the right to terminate this Lease.

                  Section 1.04: Lessor hereby reserves the right at any time, from time to time, to make alterations or additions to, and to build additional stories on the building in which the Leased Premises are located and to build adjoining the same, provided such alterations or additions do not materially adversely prevent Lessee from conducting its business with the Leased Premises. Lessor also reserves the right at any time, and from time to time, to construct other buildings and improvements in the development, and to build adjoining thereto and to construct decks or elevated parking facilities and free-standing buildings within the parking lot areas of the development or to change the configuration including curb cuts, driveways and parking of the common areas. The purpose of the site plan attached as Exhibit "A" is to show the approximate location of the Leased Premises within the development. Lessor reserves the right at any time to relocate the various buildings, parking areas and other common areas shown on said site plan. If Lessor shall elect to modify the development as permitted above, Lessor shall provide parking facilities as shall be required by local ordinances.

                  Section 1.05: This Lease by and between Lando Tradeport Limited Partnership as Lessor and World Commerce Online, Inc. as Lessee, dated this date is subject to the Lease dated February 9, 1987 by and between The Greater Orlando Aviation Authority as Lessor, and Lando Tradeport Limited Partnership as Lessee covering the land as described in Exhibit B attached to this Lease and Lessee, World Commerce Online, Inc., takes this Lease subject to the Lease by and between The Greater Orlando Aviation Authority and Lando Tradeport Limited Partnership.


                                   SECTION 2

                      POSSESSION AND COMMENCEMENT OF TERM

                  Section 2.01: Except as otherwise provided in this Lease, the Leased Premises shall be deemed ready for Lessee's occupancy when Lessor shall have substantially completed construction of said Leased Premises pursuant to the plans on Exhibit "D". By occupying the Leased Premises, Lessee will be deemed to have accepted the Leased Premises and acknowledged that they are in the condition called for hereunder. The rentals herein reserved and the term of this Lease shall commence on the date when the Leased Premises are delivered to Lessee as required hereunder. Lessor will require its contractor to cooperate with Lessee's installers of equipment, trade fixtures, furnishings and decorations attached to the real estate improvements to the maximum extent possible, but delay of or interference with construction caused by such installers shall not postpone the commencement of the term or obligation to commence paying rent.

                  Section 2.02: In the event Lessor fails to deliver the Leased Premises on the commencement date because the Leased Premises are not then ready for occupancy, or because the previous occupant of said Leased Premises is holding over, or for any other cause whatsoever, Lessor shall not be liable to Lessee for damages as a result of Lessor's delay in delivering such Leased Premises, and Lessee shall have no right to terminate the Lease or contest the validity of the Lease, and the commencement date of the Lease shall be postponed until such time as the Leased Premises are ready for Lessee's occupancy provided such postponed termination date shall occur on the last day of a calendar month; if not, then such termination date shall be extended by an additional period so as to fall on the last day of such calendar month in which it would otherwise occur.

                  Section 2.03: Lessee acknowledges Exhibit "D", which outlines Lessor's construction obligations. Lessee's construction requirements may exceed Lessor's construction obligation in which event Lessee shall pay Lessor one half of such excess amount at the time of execution of this Lease and the balance at the time of delivery of occupancy of the Leased Premises by Lessor to Lessee.

                  In the event Lessee fails to pay said amount due as specified herein, on the dates specified, Lessee shall pay interest on the past due amounts at the highest rate allowed by law, and Lessor shall have all rights and remedies pursuant to this Lease as if Lessee failed to pay monthly rental.


                                   SECTION 3

                                 ANNUAL RENTAL

                  Section 3.01: Tenant shall pay to Landlord as rent for the Leased Premises commencing with the first (1st) month of the term of this Lease and continuing through the twelfth (12th) month of the term of the Lease the annual sum of ONE HUNDRED NINETY SIX THOUSAND, SIX HUNDRED SIXTY EIGHT AND 00/100 DOLLARS ($196,668.00), payable in equal consecutive monthly installments of SIXTEEN THOUSAND THREE HUNDRED EIGHTY NINE AND 00/100 DOLLARS ($16,389.00) each, plus Florida Sales Tax; commencing with the thirteenth (13th) month of the term of this Lease and continuing through the twenty fourth (24th) month of the term of the Lease the annual sum of TWO HUNDRED EIGHTEEN THOUSAND, FIVE HUNDRED TWENTY AND 00/100 DOLLARS ($218,520.00), payable in equal consecutive monthly installments of EIGHTEEN THOUSAND TWO HUNDRED TEN AND 00/100 DOLLARS ($18,210.00) each, plus Florida Sales Tax; commencing with the twenty fifth
(25th) month of the term of this Lease and continuing through the thirty sixth
(36th) month of the term of the Lease the annual sum of TWO HUNDRED TWENTY NINE THOUSAND, FOUR HUNDRED FORTY SIX AND 00/100 DOLLARS ($229,446.00), payable in equal consecutive monthly installments of NINETEEN THOUSAND ONE HUNDRED TWENTY AND 50/100 DOLLARS ($19,120.50) each, plus Florida Sales Tax; commencing with the thirty seventh (37th) month of the term of this Lease and continuing through the forty eighth (48th) month of the term of the Lease the annual sum of TWO

HUNDRED TWENTY NINE THOUSAND, FOUR HUNDRED FORTY SIX AND 00/100 DOLLARS ($229,446.00), payable in equal consecutive monthly installments of NINETEEN THOUSAND ONE HUNDRED TWENTY AND 50/100 DOLLARS ($19,120.50) each, plus Florida Sales Tax; all such monthly installments shall be payable in advance at the office of the Building Manager, or such other place as Landlord may designate in writing, plus Florida Sales Tax upon the first day of each and every month throughout the term of this Lease without any prior demand thereafter and without any deduction or set-offs whatsoever. If the Lease term shall commence on a day other than the first day of a calendar month or shall end on a day other than the last day of a calendar month, then the rental for such month shall be prorated upon a daily basis upon a thirty (30) day calendar month.

                  The first month's rent in the amount of SIXTEEN THOUSAND THREE HUNDRED EIGHTY NINE AND 00/100 DOLLARS ($16,389.00) plus Florida sales tax, is due and payable upon execution of this lease agreement. The rental payments shall be made by Lessee or the office of Lessor without prior demand therefor and without any deductions or set-offs whatsoever. Provided, however, that if the Lease term shall commence on a day other than the first day of a calendar month or shall end on a day other than the last day of a calendar month, then the rental for such month shall be prorated upon a daily basis based upon a thirty (30) day calendar month.

                  Any installment of rent accruing hereunder and any other sum payable hereunder by the Tenant to the Landlord not paid when due, shall bear interest at the highest rate allowed by law per annum from the date when the same shall respectively become payable until the same shall be paid, and time is of the essence of this agreement.

                  Any and all other sums of money or charges required to be paid by the Tenant under this Lease shall be deemed to be additional rent payable when due and without any deductions or setoffs whatsoever and shall be payable to Landlord at the place where the monthly rental is payable. Tenant's failure to pay any such amounts or charges when due shall carry with it the same consequences as Tenant's failure to pay monthly rent.

                  Section 3.02: Lessor and Lessee intend that the Annual Rental shall be net to Lessor, so that this Lease shall yield, net to Lessor, not less than the minimum net annual rental specified in, Section 3.01 hereof during the term of this Lease, and that all costs, expenses and charges of every kind and nature relating to the demised premises which may be attributable to, or become due during the term of this Lease shall be paid by Lessee and that Lessor shall be indemnified and saved harmless by Lessee from and against the same. Provided, however, that if the Lease term shall commence on a day other than the first day of a calendar month or shall end. on a day other than the last day of a calendar month, then the rental for such month shall be prorated upon a daily basis based upon a thirty (30) day calendar month.

                  Section 3.03: Rent shall be defined in this Lease as Annual Rental and additional rental, which sums shall be payable in the manner provided in this Lease. All other sums of money or charges required to be paid by Lessee under this Lease or in the Exhibits attached hereto shall be due and payable ten (10) days after written demand, unless otherwise provided herein, without any deductions. or set-offs whatsoever and shall be treated as rent for the purpose of this Lease. Lessee's failure to pay any such amounts or charges when due shall carry with it the same consequences under this Lease as Lessee's failure to pay monthly rental. All such amounts or charges shall be payable to Lessor at the place where the fixed monthly rental is payable.


                                   SECTION 4

                       ANNUAL ADJUSTMENTS TO ANNUAL RENT

                [This section has been deleted in its entirety.]


                                   SECTION 5

                        TAXES, ASSESSMENTS AND UTILITIES

                  Section 5.01: Lessee agrees to pay to Lessor its proportionate share of all taxes and assessments which have been or may be levied or assessed by any lawful authority, for any calendar year during the term hereof against the land and buildings presently and/or at any time during the term of this Lease comprising AIRSIDE COMMERCE PARK. Lessee further agrees to pay its proportionate share of an "amount in lieu of taxes" or an "additional amount in lieu of taxes" as may be assessed to or on Lessor or on its land or its improvements, in the event Lessor's, or Lessee's leasehold interest, or Lessor's or Lessee's leasehold improvements are not subject to the City of Orlando ad valorem tax levy. Lessee's proportionate share shall be equal. to the product obtained by multiplying such taxes and assessments by a fraction, the numerator of which shall be the number of square feet of floor area in the Leased Premises, and the denominator of which shall be the total number of square feet of net constructed leasable floor area in Airside Commerce Park, plus fifteen percent (15%) administration fee. Any tax and/or assessment or payment in lieu thereof of any kind or nature presently or hereafter imposed by the State of Florida or any political subdivision thereof or any governmental authority having jurisdiction thereover, upon, against or with respect to the rentals payable by tenants in Airside Commerce Park or with respect to the Lessor's, or the individuals' or entities' which form the Lessor herein, ownership of the land and buildings presently and/or at any time during the term of the Lease comprising the AIRSIDE COMMERCE PARK, or on the receipt by Lessor of any payments from Lessee, or on the income of Lessor derived from Airside Commerce Park either by way of substitution for all or any part of the taxes and assessments levied or assessed against such land and such buildings, or in addition thereto, or any other tax or assessment assessed by any proper taxing authority on Lessor's leasehold interest or on any improvements on such leasehold interest, shall be deemed to constitute a tax and/or assessment against such land and such buildings for the purpose of this Section and Lessee shall be obligated to pay its proportionate share thereof as provided herein. In addition, Lessee shall also be obligated to pay any sales tax or any other tax imposed by any governmental authority on the payment by Lessee or on the receipt by Lessor of any and all payments from Lessee. If the sales tax or any other tax is separately assessed, then Lessee shall pay that amount imposed on the individual payments of Lessee, if the sales tax or any other tax is not separately assessed, the Lessee shall pay its proportionate share monthly as provided-herein. All costs and expenses incurred by Lessor in connection with negotiations for, or contests, (including litigation) of the amount of the taxes shall be included within the term taxes.

                  Section 5.02: Lessee's share of all of the aforesaid taxes and assessments levied or assessed for or during the term hereof, as determined by Lessor, shall be paid in monthly installments on or before the first day of each calendar month, in advance, in an amount estimated by Lessor; provided, that in the event Lessor is required under any mortgage covering the land and improvements leased to Lessee to escrow real estate taxes, Lessor may, but shall not be obligated to, use the amount required to be so escrowed as a basis for its estimate of the monthly installments due from Lessee hereunder. Upon receipt of all tax bills and assessment bills attributable to any calendar year during the term hereof, Lessor shall furnish Lessee with a written statement of the actual amount of Lessee's share of the taxes and assessments for such year. In the event no tax bill is available, Lessor will compute the amount of such tax. If the total amount paid by Lessee under this Section for any calendar year during the term of this Lease shall be less than the actual amount due from Lessee for such year, as shown on such statement, Lessee shall pay to Lessor the difference between the amount paid by Lessee and the actual amount due, such deficiency to be paid within ten (10) days after demand therefor by Lessor; and if the total amount paid by Lessee hereunder for any such calendar year shall exceed such actual amount due from Lessee for such calendar year, such excess shall be credited against the next installment of taxes and assessments due from Lessee to Lessor hereunder. All amounts due hereunder shall be payable to Lessor at the place where the monthly rental is payable. For the calendar years in which this Lease commences and terminates, the provisions of this Section shall apply, and Lessee's liability for its proportionate share of any taxes and assessments for such years shall be subject to a pro rata adjustment based on the number of days of said calendar years during which the term of this Lease is in effect. A copy of a tax bill or assessment bill submitted by Lessor to Lessee shall at all times be sufficient evidence of the amount of tax and/or assessments assessed or levied `against the property to which such bill relates. Prior to or at the commencement of the term of this Lease and from time to time thereafter throughout the term hereof, Lessor shall notify Lessee in writing of Lessor's estimate of Lessee's monthly installments due hereunder. Lessor's and Lessee's obligations under this Section shall survive the expiration of the term of this Lease.

                  Notwithstanding anything in this Section 5 to the contrary, all costs and expenses incurred by Lessor in connection with negotiations for, or contests (including litigation) of, the amount of the Taxes shall be included within the term "Taxes". In the event a refund is obtained, Lessor shall credit a portion thereof to "the next installment of taxes due from Tenant in proportion to the share of such Taxes originally paid by Tenant from which the refund was derived.

                  In addition to the foregoing, Tenant at all times shall be responsible for and shall pay, before delinquency, all taxes levied, assessed or unpaid on any leasehold interest, any right of occupancy, any investment of Tenant in the Leased Premises, or any personal property of any kind owned, installed or used by Tenant, including Tenant's leasehold improvements or on Tenant's right to occupy the Leased Premises.

                  Section 5.03: Lessee shall be solely responsible for and shall promptly pay all charges for utility services (including but not limited to water, gas, heat, electricity, telephone and sewer), furnished to or consumed at the Leased Premises. If Lessor shall elect to supply any utility services to the Leased Premises, Lessor shall charge Lessee for such utility services at the applicable rates filed by Lessor with the proper regulatory authorities and in effect from time to time covering such services, but no more than the rates which would be charged by the local utility company. Payment for any and all utility services used by Lessee shall be made within ten (10) days of the presentation of bills therefor. Lessor shall have the right to cut off and discontinue, without notice to Lessee, utility services or any other service whenever and during any period for which bills for the same or for rent or other obligations are not promptly paid by Lessee. The obligation of Lessee to pay for all such utility services shall commence at the date of delivery of possession of the Leased Premises to Lessee. Lessor shall not be liable in damages or otherwise, should the furnishing of any services by it to the Leased Premises be interrupted for any reason not attributable to the gross, willful or wanton negligence of Lessor.

                  Section 5.04: In the event any or all of the foregoing utilities are to be paid from an escrow fund required to be established by Lessor or its financial institution under the terms of any financing, the Lessor shall notify Lessee and Lessee shall be required to include with the additional monthly payments referred to in Section 5.02 a monthly amount to satisfy the estimated monthly utility costs. If the utilities, when due, exceed the total amount then in the utility escrow, then the Lessee shall, upon demand, pay any deficiency to Lessor. If such payments by Lessee, over the term of the Lease, exceed the amount of utilities paid from the escrow, such excess shall be refunded by Lessor to Lessee at the expiration of the Lease Term, or when such excess is refunded by the financial institution to Lessor, whichever first occurs. The utility escrow shall be adjusted as often as necessary to provide sufficient funds to pay current utilities.


                                   SECTION 6

                                USE OF PREMISES

                  Section 6.01: It is understood and agreed between the parties that the Leased Premises during the continuance of this Lease shall be used and occupied for office use only and for no other purpose whatsoever without the prior written consent of Lessor. Lessee agrees that it will not use or permit any person to use the Leased Premises or any part thereof for any use or purpose in violation of the laws of the United States, the State of Florida, County of Orange, the ordinances or other regulations of the City of Orlando, the Greater Orlando Aviation Authority (GOAA) or of any other lawful authorities. Lessee expressly agrees, on behalf of itself and its successors and assigns, to prevent any use of the Leased Premises and any leasehold improvements which would interfere with or adversely affect the operations or maintenance of the Greater Orlando Airport (Airport) or which would otherwise constitute a hazard at the

Airport. Lessee expressly acknowledges the right of flight of aircraft through the airspace above the surface of the Leased Premises together with such noise as may be inherent in the operation of aircraft now known or hereafter used for navigation of or flight in said airspace and the use of said airspace for landing on, taking off from or operating from the Airport. During the term of this Lease, the Lessee will keep the Leased Premises and every part thereof and the area adjacent to the Leased Premises (including service areas), orderly, neat, safe and clean and free from rubbish and dirt and at all times shall store all trash, garbage or any other material solely within the Leased Premises and arrange for the regular pickup of such trash and garbage at Lessee's expense. Lessee shall not burn any trash or garbage at any time in or about the Leased Premises or the building or the development. If Lessor shall provide any services or facilities for such pickup, then Lessee shall be obligated to use the same and shall pay a proportionate share of the actual cost thereof within ten (10) days after being billed therefor. Lessee shall not store or leave any material outside of the Leased Premises or the building or the development at any time. Lessee shall not commit or suffer to be committed any waste upon the leased Premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other Lessee or occupant in the building on which the Leased Premises may be located or any other part of the development. Lessee shall not use or permit to be used, any medium that might constitute a nuisance such as loud speakers, sound amplifiers, phonographs, radios, televisions, or any other sound producing device which will carry sound outside the Leased Premises. All signs and advertising displayed in and about the Leased Premises shall be such only as to advertise the business carried on upon the Leased Premises and Lessor shall control the location, character and size thereof. No signs shall be displayed except as approved in writing by the Lessor and as a condition of Lessor's approval, the sign must conform to the Lessor's sign criteria; and no awning shall be installed or used on the exterior of said building unless approved in writing by the Lessor.

                  Upon the breach of the use of the premises, Lessor shall have the right to terminate this Lease forthwith and to re-enter and repossess the Leased Premises.

                  Section 6.02: Lessee, for itself, its successors in interest and its assigns, as part of the consideration hereof, does hereby covenant and agree as a covenant running with this Lease, that (1) no person on the grounds of race, color or national origin shall be excluded from participation in, denied the benefits of, or be otherwise suspect to discrimination in the construction of any improvements, on, over or under the Leased Premises, and (2) the furnishing of services thereon, or be excluded from participating in, denied the benefits of, or be otherwise subject to discriminations in the use of the Leased Premises or any leasehold improvements at the Airport.

                  Lessee shall use the Leased Premises and the leasehold improvements in compliance with the laws of the State of Florida prohibiting discrimination because of sex, religion, age or physical handicap and in compliance with all other requirements imposed pursuant to Title 49, Code of Federal Regulation, Part 21 of the Civil Rights Act of 1964 as such laws and regulations may be amended from time to time.

                  In the event of breach of any of the above nondiscrimination covenants, Lessor shall have the right to terminate this Lease and to re-enter and repossesses said Leased Premises and the leasehold improvements, and to hold the same as if this Lease had never been made or issued. The right granted to Lessor by the foregoing sentence shall not be effective until all applicable procedures of Title 49, Code of Federal Regulations, Part 21, or the State of Florida laws are followed land completed including expiration of appeal rights.

                  Section 6.03: Lessee shall not cause or create any hazardous condition on the Leased Premises, the building, the development or the adjoining property and Lessee shall comply with all applicable laws and regulations relating to said hazardous substances and will take all appropriate action to prevent the release of a hazardous substance. Hazardous substance as used herein shall be as defined in 42 & 49. U.S.C. Sections 9601., et seq., and in the regulations adopted and publications promulgated pursuant thereto, or any other Federal, state or local governmental law, ordinance, rule or regulation. . In the event of a release of hazardous substances by Lessee, its employees, agents or. contractors, the Lessee shall indemnify and hold harmless the Lessor and its mortgagee from all claims or liability that might arise from the release of hazardous substances. such indemnification shall include all damage costs, expenses, attorneys' fees, or other expenses which Lessor may incur.


                                   SECTION 7

                   OPERATION AND MAINTENANCE OF COMMON AREAS

                  Section 7.01: Lessor agrees, at Lessor's sole cost and expense, to construct building(s) on the site of Airside Commerce Park, and to hard surface, drain, landscape and light a parking area or parking areas all substantially as shown on Exhibit "A", which parking area or parking areas shall have a minimum capacity for 250 passenger automobiles. Lessor further agrees to cause to be operated, managed and maintained during the term of this Lease all parking areas, roads, sidewalks, landscaping, drainage, and common area lighting facilities in Airside Commerce Park all as hereinafter defined as "Common Areas". The manner in which such areas and facilities shall be maintained and operated and the expenditures therefor shall be at the sole discretion of the Lessor and the use of such areas and facilities, Common Areas, shall be subject to such reasonable regulations as Lessor shall make from time to time.

                  Section 7.02: The term "Common Areas", as used in this Lease shall mean and include (but is not limited to): all parking areas; driveways, roadways and access roads; truckways; pedestrian sidewalks; loading docks and service areas (but excluding such loading docks and service areas provided for the exclusive use of single Lessees): bermed and/or landscaped and/or planted areas, planter boxes, and retaining walls; courts and ramps; public restrooms and comfort stations; exterior lighting facilities; public and traffic control signage; traffic signals outside of the development which are maintained by the development; utility systems and facilities used for the development, including storm water and/or sanitary sewer collection and retention facilities, flashing, gutters and downspouts; fascia and canopy; maintenance and administrative facilities; and all other areas and improvements which may be provided by the Lessor for the general convenience or use in common of the Lessee's of AIRSIDE COMMERCE PARK and their employees, customers and invitees, and any utilities provided more than one Lessee in the development.

                  Lessor hereby grants to Lessee and Lessee's employees, agents, customers and invitees the right, during the term of this Lease, to use, in common with all others to whom Lessor has granted or may hereafter grant rights to use the same, the Common Areas within the limits of the development for their intended and normal purposes; subject, however, to reasonable rules and regulations for the use thereof as may be prescribed from time to time by the Lessor. Lessor may at any time close temporarily any Common Area to make repairs or changes, to prevent the acquisition of public rights in such area or to discourage non-customer parking; and may do such other acts in and to the Common Areas as in its judgment may be desirable to improve the convenience thereof.

                  Section 7.03: Lessee agrees to pay to Lessor, in the manner hereinafter provided, Lessee's proportionate share of all costs and expenses of every kind and nature paid or incurred by Lessor in operating, equipping, policing and protecting, lighting, heating, insuring, repairing, replacing and maintaining the Common Areas of Airside Commerce Park including the cost of insuring all property provided by Lessor which may at any time comprise the development. Such costs and expenses shall include, but not be limited to: illumination and maintenance of development signs, whether located on or off the development site; cleaning (including windows), lighting and other utilities, line painting and landscaping; premiums for liability and property insurance; personal property taxes; policing and security services; supplies; holiday decorations; pest control; music and intercom systems; reasonable depreciation (but not original cost) of equipment used in the operation or maintenance of the Common Areas; total compensation and benefits (including premiums and contributions for workers' compensation and other employment related benefits and costs) paid to or in connection with employees involved in performance of the work described in this Section 7.03; and an amount equal to fifteen (15%) percent of the total of all of the foregoing costs and expenses to cover Lessor's administrative costs. The proportionate share to be paid by lessee shall be equal to the product obtained by multiplying the total of such costs and expenses by a fraction, the numerator of which is the number of square feet of floor area of the Leased Premises, and the denominator of which is the total number of square feet of net constructed leasable floor area in the buildings in Airside Commerce Park.

                  Lessee's proportionate share of such costs and expenses for the first (1st) year shall be paid in monthly installments on the first day of each calendar month, in advance, in an amount of THREE THOUSAND FOUR HUNDRED AND 00/100 DOLLARS ($3,400.00), plus Florida Sales Tax; subject to annual adjustments every twelve months thereafter based upon anticipated annual costs for the appropriate year. . Lessor shall furnish Lessee with a statement of Lessee's proportionate share of the actual amount of such costs and expenses for each Lease Year. If the amount paid by-Lessee under this Section for any Lease Year shall be less than the actual amount due from Lessee for such Lease Year as shown on such statement, Lessee shall pay to Lessor such deficiency within ten (10) days after the furnishing of such statement, and if the amount paid by Lessee under this Section for any such Lease Year shall exceed such actual amount due from Lessee for such Lease Year, such excess shall be credited against the next installment due under this Section 7.03, or upon the expiration of the term of the Lease such excess shall be refunded to Lessee.


                                   SECTION 8

                   MAINTENANCE AND REPAIRS OF LEASED PREMISES

                  Section 8.01: Lessor shall keep and maintain the foundation, exterior walls and roof of the building in which the Leased Premises are located and the structural portions of the Leased Premises which were originally installed by Lessor; exclusive of doors, door frames, door checks, windows, window frames, located as part of the exterior building walls, in good repair except that Lessor shall not be called upon to make any such repairs occasioned by the act or negligence of Lessee, its agents, employees, invitees, licensees or contractors, or attributable to any intentional act, alteration, addition or improvement performed by or under the direction of the Lessee, its agents, its contractors, or its employees. Lessor shall not be called upon to make any other improvements or repairs of any kind upon said premises and appurtenances, except as may be required under Section 12 and 13 hereof. Lessee shall promptly notify Lessor, in writing, of the need for any repairs which are the responsibility of Lessor to perform.

Section 8.02: Except as provided in Section 8.01 of this Lease, Lessee shall keep and maintain in good order, condition and repair (including replacement of parts and equipment, if necessary) the Leased Premises and every part thereof and any and all appurtenances thereto wherever located, including but without limitation, the exterior and interior portion of all doors, door checks, windows, plate windows, store front, all plumbing and sewage facilities within the Leased Premises, including free flow up to the main sewer, fixtures, heating and air-conditioning (including keeping a quarterly maintenance agreement on all air conditioning units) and electrical systems (whether or not located in the Leased Premises), sprinkler system, walls, floors and ceilings. The plumbing and sewage facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be introduced therein. Lessee hereby agrees to be responsible for any expenses incurred in connection with any breakage, stoppage or damage resulting from a violation of this provision by Lessee, its agents, employees, invitees, licensees or contractors.

                  Lessee shall keep and maintain the Leased Premises in a clean, sanitary and safe condition in accordance with the laws of the State of Florida, City of Orlando, County of Orange and GOAA, and in accordance with all directions, rules and regulations of the health officer, fire marshal, building inspector, insurance carrier or insurance underwriter, or other proper officials of the governmental agencies having jurisdiction, at the sole cost and expense of Lessee, and Lessee shall comply with all requirements of laws, ordinances and otherwise, affecting said Leased Premises. If Lessee refuses or neglects to commence or complete repairs required by Section 8.02 hereof promptly and adequately, Lessor may but shall not be required to do so, make all or any part of said repairs and Lessee shall pay the costs thereof to Lessor upon demand, non-payment of which shall entitle Lessor to exercise any remedy available to it in the event of the non-payment by Lessee of monthly rental or any charge due Lessor under this Lease. At the time of the lease termination or expiration of the tenancy created herein, Lessee shall surrender the premises in good condition, reasonable wear and tear, excepted; and Lessee shall provide Lessor with a Phase I Environmental Report by a licensed environmental engineer certifying that during the term of this Lease, no hazardous material or hazardous condition existed or was created within the Leased Premises, the Common Areas and the property related thereto attributable to any act or failure to act by Tenant, its employees, agents, contractors, invitees or anyone else occupying all or any portion of the Leased Premises during the term of this Lease.

                  Lessee, at its own expense, shall install and maintain fire extinguishers and other fire protection devices as may be required from time to time by any agency having jurisdiction thereof and the insurance underwriters insuring the building in which the Leased Premises are located.

                  Section 8.03: All damages or injury done to the premises by the Lessee, or by any person who may be in or upon the Leased Premises with the consent, invitation or license of the Lessee, shall be repaired and paid for by the Lessee.

                  Section 8.04: To the extent any repair which is a Lessor's obligation is covered by insurance, Lessor shall only be obligated for the cost of the repair to the extent of the available insurance proceeds and Lessee shall be responsible for the cost of the repair to the extent of the cost of such repair not covered by the insurance proceeds.


                                   SECTION 9

                                  ALTERATIONS

                  Section 9.01: Lessee agrees that the Leased Premises shall not be altered, improved, or changed without the written consent of Lessor, and that unless otherwise provided by written agreement, all alterations, improvements and changes which may be desired by the Lessee and so consented to by the Lessor may be done either by or under the direction of the Lessor, at Lessor's option, but, in any event, at the sole cost of Lessee including the cost of all permits and approvals related to said alterations or improvements and subject further to any requirements or conditions imposed by GOAA.

                  In addition to the foregoing, Lessee further agrees to furnish to Lessor drawings, plans and specifications for any improvements which Lessee intends to make to the Leased Premises; which shall be subject to Lessor's prior written approval and approval of the appropriate Municipal agencies and GOAA. No deviation from the final set of plans and specifications, once approved by Lessor, shall be made by Lessee, without Lessor's prior written consent. Approval of plans and specifications by Lessor shall not constitute the assumption of any responsibility by Lessor for their accuracy or sufficiency, and Lessee shall be solely responsible for such matters.

                                   SECTION 10

                                     LIENS

                  Section 10.01: Lessee shall keep the Leased Premises free from any and all liens arising out of any work performed, materials furnished or obligations incurred by or for Lessee, and agrees to bond against or discharge any mechanic's lien within ten (10) days after written request therefor by Lessor. Lessee shall reimburse Lessor for any and all costs and expenses which may be incurred by Lessor by reason of the filing of any such liens and/or the removal of same, such reimbursement to be made within ten (10) days after receipt by Lessee from Lessor of a statement setting forth the amount of such costs and expenses. The failure of Lessee to pay any such amount to Lessor within said ten (10) day period shall carry with it the same consequences as failure to pay any installment of monthly rental.


                                   SECTION 11

                         INSURANCE AND INDEMNIFICATION

                  Section 11.01: Lessor shall be indemnified, defended and held harmless by Lessee from and against any and all claims, actions, damages, liability and expense, including attorneys' fees, in connection with loss of life, personal injury and/or damage to property arising from or out of; (i) any occurrence in, upon or at the Leased Premises or the service corridors adjoining the same or the loading platform area or service areas allocated to the use of Lessee, including the person and property of Lessee and its employees and all persons in the building at its or their invitation or with their consent; (ii) the occupancy or use by Lessee of the Leased Premises or any part thereof; or (iii) occasioned wholly or in part by any act or omission of Lessee, its agents, contractors, employees, servants, customers or licensees. All property kept, stored or maintained in the Leased Premises or at the building shall by so kept, stored or maintained at the risk of Lessee only.

                  Section 11.02: Lessee shall, during the entire term of this Lease, keep in full force and effect a policy of public liability and property damage insurance with respect to the Leased Premises and the business operated by Lessee and any subtenants of Lessee in the Leased Premises, in which the limits of public liability shall be not less than Two Million Dollars ($2,000,000.00) per occurrence, and in which the limit of property damage liability shall be not less than Five Hundred Thousand Dollars ($500,000.00). The policy shall name Lessor, any other parties in interest designated by Lessor, and Lessee as insured, and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Lessor thirty (30) days prior written notice. Such insurance may be furnished by Lessee under any blanket policy carried by it or under a separate policy therefor. The insurance shall be with an insurance company approved by Lessor and a copy of the paid-up policy evidencing such insurance or a certificate of the insurer certifying to the issuance of such policy shall be delivered to Lessor prior to the commencement of the terms of this Lease, and upon renewals not less than thirty
(30)
days prior to the expiration of such coverage. If the nature of Lessee's use or business operations on the Leased Premises are such as to place any or all of its employees under the coverage of local workers' compensation or similar statutes, Lessee shall also keep, in force, at its expense, so long as this Lease remains in effect, workers' compensation or similar insurance affording the required statutory coverage and containing the requisite statutory limits. If Lessee shall not comply with requirements of this Section 11.02, Lessor shall have the right, but not the obligation, to cause such insurance as aforesaid to be issued, and in such event Lessee shall pay the premium for such insurance as additional rental within ten (10) days of invoice by Lessor.

                  Section 11.03: (a) During the term of this Lease, Lessor shall carry fire and extended coverage insurance on the standard form available in the State of Florida, and at Lessor's option may carry broader coverages including, but not limited to, boiler and machinery insurance and/or difference in conditions insurance, and/or all risk, insuring the development, the Common Areas and the Leased Premises, including the portion of the Leased Premises constructed or furnished by Lessee, provided with respect to items constructed or furnished by Lessee, the same were constructed or furnished pursuant to the requirement of Exhibit "D", and are reflected in the plans and specifications submitted by Lessee, or with respect to alterations made by Lessee are reflected in plans and specifications furnished by Lessee to Lessor, and approved by Lessor, pursuant to Section 9.01 hereof. Lessor shall have no obligation to insure any items which have been furnished by Lessee which Lessee has the right to remove from the Leased Premises at the expiration or the earlier termination of the term hereof or which are not permanently affixed or otherwise attached to the building of which the Leased Premises are a part. Included within such latter items are trade fixtures, furniture, decorative lighting (such as chandeliers) and other decor items. Lessee, at Lessor's request will furnish Lessor with the replacement cost of items furnished by Lessee which Lessor is required to insure. Lessor shall have no liability to Lessee for any failure to insure items provided by Lessee for amounts in excess of the replacement cost furnished by Lessee to Lessor. All such insurance shall be procured and maintained on a replacement cost basis, if available, in an amount determined solely by Lessor and with or without deductible, at the option of Lessor.

                  Lessor may, at its option, carry rental interruption insurance with respect to the development in an amount equal to the aggregate rent, and estimated cost for taxes, insurance premiums, and Common Area costs, payable by all tenants in the development for up to a full eighteen (18) month period.

                  Lessee shall not carry any stock of goods or do anything in or about the Leased Premises which will in any way tend to increase the insurance rates on said premises and/or the building of which they are a part. If Lessee installs any electrical equipment that overloads the lines in the Premises, Lessee shall at its own expense make whatever changes are necessary to comply with the requirements of the insurance underwriters and governmental authorities having jurisdiction.

                  Section 11.04: Lessee shall pay to Lessor, within ten (10) days after billing therefor, Lessee's proportionate share of the entire cost of insurance carried by Lessor pursuant to Sections 11.03 (a) and (b) hereof and Lessor's primary general liability and excess liability insurance covering the development, plus an amount equal to fifteen percent (15%) thereof to cover Lessor's administrative costs. Lessee's proportionate share shall be equal to the product obtained by multiplying the total insurance cost by a fraction, the numerator of which is the number of square feet of floor area of the Leased Premises, and the denominator of which is the total number of net constructed leasable floor area of buildings in the Airside Commerce Park covered by such insurance.

                  Lessor at Lessor's option may require Lessee's proportionate share of such insurance cost for each Lease Year to be paid on a monthly estimated basis in advance at the same times and in the same manner as provided in Section 7.03 with respect to Common Areas costs. Insurance costs shall be deemed to be applicable to the Lease Year within which the premium is first due and payable without regard to the policy year.

                  Section 11.05: To the extent of any casualty which Lessor is required to repair which is not reimbursed from the insurance proceeds because of the deductible amount under the insurance carried by Lessor, Lessee shall pay its pro rata share of such deductible amount within thirty (30) days of invoice based on the proportion of the floor area of the Leased Premises damaged by such casualty to the total of the net constructed leasable floor area of all leasable premises damaged by such casualty.

                  Section 11.06: Each party hereto does hereby remise, release and discharge the other party hereto and any officer, agent, employee or representative of such party, of and from any liability whatsoever hereafter arising from loss, damage or injury caused by fire or other casualty for which insurance (permitting waiver of liability and containing a waiver of subrogation) is carried by the injured party at the time of such loss, damage or injury to the extent of any recovery by the injured party under such insurance.


                                   SECTION 12

                         DESTRUCTION OF LEASED PREMISES

                  Section 12.01: In the event the Leased Premises shall be damaged or destroyed by fire or other casualty covered by the insurance which Lessor is required to carry or in fact carries pursuant to Section 11.03 (a), so as to become partially or totally untenantable, the damage to the Leased Premises shall be promptly repaired by Lessor, to the extent of the proceeds received from such insurance and made available for such restoration, unless Lessor shall elect not to rebuild as provided in Section 12.02, and the Annual Rental as defined in Section 3 shall abate in proportion to the amount of the Leased Premises rendered untenantable until so repaired; provided, however that Lessor's obligation for restoration shall be limited to those items which Lessor is required to insure as provided in Section 11.03 (a). Lessor shall reconstruct the Leased Premises in accordance with the initial plans and alterations thereafter approved by Lessor as provided in this Lease. In no event shall Lessor be required to repair or replace Lessee's merchandise, trade fixtures, furnishings or equipment. If Lessor is required, or elects, to repair or rebuild the Leased Premises as herein provided, then Lessee shall promptly repair or replace its merchandise, trade fixtures, furnishings and equipment to at least a condition equal to that prior to such damage or destruction, and re-open in the Leased Premises.

                  Section 12.02: If at any time during the term of this Lease more than twenty percent (20%) of the square foot floor area of the Leased Premises shall be damaged by fire or other casualty, so as to become untenantable, the Lessor may terminate this Lease upon written notice given to Lessee within ninety (90) days after the occurrence of such damage or destruction.

                  If at any time during the term of this Lease more than twenty percent (20%) of the square foot floor area of the building in which the Leased Premises are located, or more than twenty percent (20%) of the total buildings of the development shall be damaged by fire or other casualty, then Lessor may terminate this Lease upon written notice given to Lessee within ninety (90) days after the occurrence of such damage or destruction.


                                   SECTION 13

                                 EMINENT DOMAIN

                  Section 13.01: If the whole of the Leased Premises shall be taken by any public authority under the power of eminent domain, then the term of this Lease shall cease as of the day Lessee is divested of physical possession by such public authority and the rent shall be paid up to that day with a proportionate refund by Lessor of such rent as may have been paid in advance for a period subsequent to such termination of the term.

                  Section 13.02: If less than the whole but more than twenty percent (20%) of the Leased Premises are taken under the power of eminent domain, Lessee shall have the right to terminate this Lease effective upon the day possession of the Leased Premises shall be required for public use. Such notice shall be given within thirty (30) days after Lessee has received written notice of such taking for public use.

                  Section 13.03: If less than the whole but more than: (i) twenty percent (20%) of the Common Areas, or (ii) twenty percent (20%) of the building in which the Leased Premises are located or (iii) twenty (20%) percent of the Leased Premises, or (iv) twenty (20%) percent of the total buildings of the development, are taken under the power of eminent domain, Lessor shall have the right to terminate this Lease upon thirty (30) days' prior notice to Lessee, which termination shall be effective upon the date set forth in such notice.

                  Section 13.04: In the event that neither party hereto has the right to, or elects to, terminate this Lease, Lessor shall, at its own cost and expense, to the extent of the condemnations proceeds made available to Lessor, make all necessary repairs and alterations to the basic buildings as originally constructed by Lessor, so as to constitute the remaining premises a complete architectural unit, and Lessee shall, at Lessee's sole cost and expense repair and restore its merchandise, trade fixtures, furnishings, and equipment. In the event this Lease shall not be terminated, all of the terms herein provided shall continue in effect, except that the Annual Rental shall be reduced in proportion to the amount of the Leased Premises taken.

                  Section 13.05: All damages awarded for such taking under power of eminent domain, for the whole or a part of the Leased Premises, shall belong to and be the property of Lessor whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the premises; provided, however, that Lessor shall not be entitled to the award made to Lessee for depreciation to, and cost of removal of, stock and fixtures, or for relocation expenses.

                  Section 13.06: In the event the rights and privileges hereunder are suspended by reason of war or other national emergency, rent and all other monetary obligations under this Lease shall not abate, and Lessee shall have the right to make any claim against the third party permitted by law and to receive any award paid with respect to such claim.


                                   SECTION 14

                           ASSIGNMENT AND SUBLETTING

                  Section 14.01: Lessee shall not assign or in any manner transfer or hypothecate this Lease or any estate or interest therein without the prior written consent of Lessor and shall not sublet the Leased Premises or any part or parts thereof, or allow anyone to come in with, through or under it (as concessionaire, licensee or otherwise), without like consent. Consent by Lessor to one or more assignments) of this Lease or to one or more subletting(s) of said premises shall not operate to exhaust Lessor's rights under this section. In the event that Lessee, with or without the previous consent of Lessor, does assign or in any manner transfer this Lease or any estate or interest therein, Lessee shall in no way be released from any of its obligations under this Lease. The sale or sales totaling fifty percent (50%) or more of the capital stock of Lessee or any guarantor of Lessee's obligations hereunder. (if Lessee or such guarantor is a corporation), or the sale or sales aggregating fifty percent (50%) or more of the partnership interests in Lessee or such guarantor (if Lessee or such guarantor be a partnership), shall be deemed to be an assignment of this Lease for purposes of the Section.


                                   SECTION 15

                               ACCESS TO PREMISES

                  Section 15.01: Lessor and Lessor's agents shall have the right to enter upon the Leased Premises at all reasonable hours for the purpose of inspecting the same, or of making repairs, additions or alterations to the Leased Premises or any property owned or controlled by Lessor.

                  If Lessor deems any repairs required to be made by Lessee necessary, it may demand that Lessee make the same forthwith and if Lessee refuses or neglects to commence such repairs and complete the same with reasonable dispatch, Lessor may make or cause such repairs to be made and shall not be responsible to Lessee for any loss or damage that may accrue to its stock or business by reason thereof, and if Lessor makes or causes such repairs to be made, Lessee agrees that it will forthwith, on demand, pay to Lessor the cost thereof and if it shall default in such payment, Lessor shall have the remedies as in the case of non-payment of monthly rental. For a period commencing one (1) year prior to the termination of this Lease, Lessor may have reasonable access to the Leased Premises for the purpose of exhibiting the same to prospective Lessees.


                                   SECTION 16

                             FIXTURES AND EQUIPMENT

                  Section 16.01: All fixtures and equipment paid for by the Lessor and all fixtures and equipment which may be paid for and placed on the premises by the Lessee from time to time but which are so incorporated and affixed to the buildings that their removal would involve damage or structural change to the buildings, shall be and remain the property of the Lessor.

                  Section 16.02: All furnishings, equipment and fixtures other than those specified in Section 16.01, which are paid for and placed on the premises by Lessee from time to time (other than those which are replacements for fixtures or equipment originally paid for by Lessor) shall remain the property of the Lessee only in the event Lessee is not in default of any provision of this Lease.


                                   SECTION 17

                               NOTICE OR DEMANDS

                  Section 17.01: Any notice, demand, request, or other instrument which may be or is required to be given under this Lease shall be sent by United States certified mail, return receipt requested, postage prepaid and shall be addressed (a) if to Lessor, at the address set forth in this Lease, or at such other address as Lessor may designate by written notice and
(b) if to Lessee, at the Leased Premises or at such other address as Lessee shall designate by written notice. Notice need be sent to but one Lessee or Lessor where Lessee or Lessor is more than one person.

                                   SECTION 18

                                   BANKRUPTCY

                  Section 18.01: In the event that Lessee shall be adjudicated or declared bankrupt under, or if any proceedings are filed by or against Lessee under, the Bankruptcy Code or any similar provisions of any future federal bankruptcy law, then and in any such event, Lessor may at its option terminate this Lease and all rights of Lessee hereunder, by giving to Lessee notice in writing of the election of Lessor to so terminate, in which event this Lease shall cease and terminate with the same force and effect as though the date set forth in said notice were the date originally set forth herein and fixed for the expiration of the term and Lessee shall vacate and surrender the premises but shall remain liable to the full extent permitted by law.

                  Section 18.02: If as a matter of law Lessor has no right on the bankruptcy of Lessee to terminate this Lease, then if Lessee, as debtor, or its trustee, wishes to assume or assign this Lease, in addition to curing or adequately assuring the cure of all defaults existing under this Lease on Lessee's part on the date of filing of the proceedings (such assurances being defined below), Lessee, as debtor, or its trustee, must also furnish adequate assurance of future performance under this Lease (as defined below). Adequate assurance of curing defaults means the posting with Lessor of a sum in cash sufficient to defray the costs of such a cure. Adequate assurance of future performance under this Lease means posting a deposit equal to three (3) months' rent, including all other charges payable by Lessee hereunder, arid in the case of an assignee, assuring Lessor that the assignee is financially capable of assuming this Lease, and that its use of the Leased Premises will be as provided in Section 6.01 of this Lease and for no other use. In a reorganization under Chapter 11 of the Bankruptcy Code, the debtor or trustee must assume this Lease or assign it within one hundred twenty (120) days from the filing of the proceeding or he shall be deemed to have rejected and terminated this Lease. In a proceeding under Chapter 7 of the Bankruptcy Code, the debtor or the trustee must assume this Lease or assign it within sixty (60) days from the filing of the proceeding or he shall be deemed to have rejected and terminated this Lease.

                  Section 18.03: In the event that this Lease is assumed by a bankruptcy trustee appointed for Lessee or by Lessee as Debtor-in-Possession and thereafter Lessee is liquidated or files a subsequent Petition for reorganization or adjustment of debts under Chapters 11 or 13 of the Bankruptcy Code, then, and in either of such events, Lessor may, at its option, terminate this Lease and all rights of Lessee hereunder, by giving Lessee written notice of its election to so terminate no later than thirty (30) days after the occurrence of either of such events.

                  Section 18.04: When, pursuant to the Bankruptcy Code, a trustee or Debtor-in-Possession shall be obligated to pay reasonable use and occupancy charges for the use of the Leased Premises or any portion thereof, such charges shall not be less than the Annual Rental as defined in this Lease and all other monetary obligations of Lessee for the payment of maintenance, Common Area charges, real property taxes, insurance and/or similar charges.

                  Section 18.05: Neither Lessee's interest in the Lease, nor any lesser interest of Lessee herein, nor any estate of Lessee hereby created, shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of the Lessee unless Lessor shall consent to such transfer in writing. No acceptance by Lessor of rent or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to have waived, nor shall it waive, the need to obtain Lessor's consent or Lessor's right to terminate this Lease for any transfer of Lessee's interest under this Lease without such consent.

                  In the event the estate of Lessee created hereby shall be taken in execution or by other process of law, or if Lessee or any guarantor of Lessee's obligations hereunder ("guarantor") shall be adjudicated insolvent pursuant to the provisions of any present or future insolvency law of any state having jurisdiction ("state law"), or if any proceedings are filed by or against such guarantor under the Bankruptcy Code, or any similar provisions of any future federal bankruptcy law, or if a receiver or trustee of the property of Lessee or guarantor shall be appointed under state law by reason of Lessee's or guarantor's insolvency or inability to pay its debts as they become due or otherwise, or if any assignment shall be made of Lessee's or guarantor's property for the benefit of creditors under state law; then and in any such event Lessor may, at its option, terminate this Lease and all rights of Lessee hereunder by giving Lessee written notice of the election to so terminate within thirty (30) days after the occurrence of such event.


                                   SECTION 19

                  DEFAULT OF THE LESSEE, RE-ENTRY AND DAMAGES

                  Section 19.01: Lessee agrees that it will promptly pay rent, additional rent at the times above stated, that if any part of the rent or additional rent and all other monetary obligations remains due and unpaid for ten (10) days next after the same shall become due and payable, Lessor shall have the option of declaring the balance of the entire rental term of this Lease to be immediately due and payable, and Lessor may then proceed to collect all of the unpaid rent, Annual Rental, additional rent, and all other monetary obligations called for by this Lease by distress or otherwise. In the event of

                  (i) any failure of Lessee to pay any rental or other charges due hereunder within ten (10) days after the same shall be due, or

                  (ii) any failure to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Lessee for more than thirty (30) days after written notice of such default shall have been mailed to Lessee or

                  (iii) if Lessee shall abandon or vacate the Leased Premises, or suffer this Lease to be taken under any writ of execution; then Lessor, besides other rights or remedies it may have, shall have the immediate right to terminate this Lease and/or Lessor shall have the immediate right to reentry and may remove all persons and property from the Leased Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, all without service or notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

                  In the event of any failure of Lessee to comply with the provisions of Section 1.05 hereof and a subsequent election by Lessor to declare this Lease terminated, then possession of the Leased Premises shall not be deemed to have been delivered to Lessee.

                  Section 19.02: If Lessor shall be in possession of the Leased Premises, or if Lessor shall elect to re-enter, as herein provided, or to take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may, from time to time without terminating this Lease, make such alterations, improvements and repairs as may be necessary in order to relet the Leased Premises, and relet the Leased Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental. or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable. All costs and expenses of such relenting, including brokerage fees and attorneys' fees and the costs of such alterations and improvements and repairs shall be paid by Lessee to Lessor within thirty (30) days of invoice by Lessor. Upon each such reletting all rentals and other sums received by Lessor from such reletting except as provided in the preceding sentence shall be applied: first, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of rent and other charges due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of future rent and other charges as the same may become due and payable hereunder. If such rentals and other sums received from such reletting during any month are less than that to be paid during that month by Lessee hereunder, of if Lessor does not relet the Leased Premises, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Leased Premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. No surrender of this Lease shall be deemed to have occurred unless such surrender is accepted in writing by a duly authorized representative of Lessor. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach. Should Lessor at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Lessee all damages it may incur by reason of such breach, including the cost of recovering the Leased Premises, reasonable attorneys' fees incidental thereto, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent and all other monetary obligations reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Leased Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable by Lessee to Lessor.

                  Section 19.03: In case suit shall be brought for recovery of possession of the Leased Premises, for rent or any other amount due Lessor or as a result of any breach of any other covenant of Lessee herein contained, and a breach shall be established, Lessee shall pay Lessor all expenses incurred in connection herewith including reasonable attorneys' fees.

                  Section 19.04: The parties hereto hereby waive trial by jury in any suit brought by either of them in any way connected with this Lease, or Lessee's occupancy of the Leased Premises, and/or any claim of injury or damage. In the event Lessor commences any proceedings for nonpayment of rent, or other charges due under this Lease, Lessee shall not interpose any counterclaim of any nature whatsoever in any such proceedings. This shall not, however, be construed as a waiver of the Lessee's right to assert such claims in any separate action or actions brought by Lessee.

                  Section 19.05: If Lessee shall fail to pay any rent or other charges when the same shall be due and payable, such unpaid amount shall bear interest from the due date thereof to the date of payment at the highest lawful rate then provided by applicable law, but the payment of such interest shall not excuse or cure any default by Lessee under this Lease. If no maximum interest rate is then provided by applicable law, the interest rate shall be eighteen percent (18%) per annum. In addition, Lessee agrees to pay a four percent (4%) late fee on each payment of a monetary obligation not paid by Lessee within ten (10) days after the same should be due.

                  Section 19.06: Each and every remedy set forth in this Lease shall be deemed to be cumulative and in addition to any other right or remedy at law or in equity. The exercise by Lessor of any remedy herein shall not be deemed exclusive or to preclude the use of Lessor of any other remedy set forth herein or remedy at law or in equity simultaneously therewith or at any later time.


                                   SECTION 20

                      SURRENDER OF PREMISES ON TERMINATION

                  Section 20.01: Whenever this Lease shall be terminated, whether by lapse of time, forfeiture or in any other way, Lessee will yield and deliver up the demised premises, including the building and improvements thereon and the fixtures and equipment belonging to Lessor therein contained, peaceably to Lessor in as good repair as when taken, except for reasonable and normal wear and tear.

                  The Lessee hereby agrees that for a period commencing three hundred sixty (360) days prior to the termination of this Lease, the Lessor may show the premises to prospective Lessees, and three hundred sixty (360) days prior to the termination of this Lease, Lessor may display about said premises the usual and ordinary "For Lease" signs.

                                   SECTION 21

                 OFFSET STATEMENT, SUBORDINATION AND ATTORNMENT

                  Section 21.01: Lessee agrees within ten (10) days after request therefor by Lessor to execute in recordable form and deliver to Lessor a statement, in writing, certifying (a) that this Lease is in full force and effect, (b) the date of commencement of rent and that rent is paid currently without any offset or defense thereto, (c) the amount of rent, if any, paid in advance, (d) the commencement and termination date of the Lease, and (e) such other items as Lessor may reasonably request, provided that, in fact, such facts are accurate and ascertainable.

                  Section 21.02: This Lease shall be subordinate to any mortgage now existing or hereafter placed upon the Leased Premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof. Notwithstanding the foregoing, at the request of said mortgagee, this Lease may be made prior and superior to any mortgage. Lessee agrees that, upon the request of Lessor or any mortgagee, Lessee shall execute whatever instruments may be required to further evidence or carry out the intent of this Section. Lessee hereby irrevocably constitutes and appoints Lessor as Lessee's attorney in fact, such appointment being a power coupled with an interest, to execute and deliver whatever instruments may be required to further evidence or carry out the intent of this Section. Lessee shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage made by Lessor covering the Leased Premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease, provided, however, that no such documentation shall impose any additional liabilities on Lessee other than those contained in this Lease and any instruments required to be executed by Lessee shall provide that mortgagee agrees for itself and every subsequent holder or owner of the mortgage that in the event of foreclosure, Lessee's rights to quiet enjoyment of the premises would not be disturbed or impaired on account of such foreclosure provided that Lessee is not in default hereunder.

                  Section 21.03: Lessee agrees to give any mortgagees, by registered mail, a copy of any notice of default served upon the Lessor, provided that prior to such notice Lessee has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such mortgagees. Lessee further agrees that if Lessor shall have failed to cure such default within the time provided for in this Lease, then the mortgagees shall have ail additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such sixty (60) days, any mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

                                   SECTION 22

                             RULES AND REGULATIONS


                  Section 22.01: Lessee agrees to comply with and observe all rules and regulations established by Lessor from time to time, provided the same shall apply uniformly to all lessees of the development. Lessee's failure to keep and observe said rules and regulations shall constitute a breach of the terms of this Lease in the same manner as if the same were contained herein as covenants.


                                   SECTION 23

                                SECURITY DEPOSIT

                  Section 23.01: The Lessor herewith acknowledges SIXTEEN THOUSAND THREE HUNDRED EIGHTY NINE AND 00/100 DOLLARS ($16,389.00), due and payable in two equal installments of EIGHT THOUSAND ONE HUNDRED NINETY FOUR AND 50/100 DOLLARS ($8,194.50), the first one due upon execution of this lease agreement, and the second one due on the 1st day of the month of the second month of the lease term, which it is to retain as-security f or the faithful performance of all of the covenants, conditions and agreements of this Lease, but in no event shall the Lessor be obliged to apply the same upon rents or other charges in arrears or upon damages for the Lessee's failure to perform the said covenants, conditions, and agreements; the Lessor may so apply the security at its option; and the Lessor's right to the possession of the premises for nonpayment of rent or for any other reason shall not in any event be affected by reason of the fact that the Lessor holds this security. The said sum if not applied toward the payment of rent or other charges in arrears or toward the payment of damages suffered by the Lessor by reason of the Lessee's breach of the covenants, conditions, and agreements of this Lease, shall be returned to the Lessee when this Lease is terminated, according to these terms and in no event is said security to be returned until the Lessee has vacated the premises, delivered possession to the Lessor in a broom clean condition and Lessor has inspected said premises; and further provided Lessee has delivered to Lessor a Phase I Environmental Report by a licensed environmental engineer certifying that during the term of this Lease, no hazardous material or hazardous condition existed or was created within the Leased Premises, the Common Areas, and the property related thereto attributable to any act or failure to act by Tenant, its employees, agents, contractors, invitees or anyone else occupying all or any portion of the Leased Premises during the term of this Lease.

                  In the event that the Lessor repossesses itself of the said premises because of the Lessee's default or because of the Lessee's failure to carry out the covenants, conditions and agreements of the Lease, the Lessor may apply the said security upon all damages suffered to the date of said repossession and may retain the said security to apply upon such damages as may be suffered or shall accrue thereafter by reason of the Lessee's default or breach. The Lessor shall not be obliged to keep the said security as a separate fund, but may mix the said security with its own funds and there shall be paid no interest on said security deposit.


                                   SECTION 24

                                  HOLDING OVER

                  Section 24.01: In the event of Lessee herein holding over after the termination of this Lease, thereafter the tenancy shall be from month to month in the absence of a written agreement to the contrary, subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicable to a month to month tenancy but at a monthly rental double the highest monthly rental stipulated in Section 3.


                                   SECTION 25

                               LESSEE'S PROPERTY

                  Section 25.01: Lessee shall be responsible for and shall pay all municipal, county, state and federal taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind, owned by or placed in, upon or about the Leased Premises by the Lessee.

                  Section 25.02: The Lessor shall not be responsible or liable to the Lessee for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises, or any part of the building adjacent to or connected with the premises hereby leased, or any part of the building or the development of which the Leased Premises are a part, or for any loss or damage resulting to the Lessee or its property from bursting, stoppage or leaking of water, gas, sewer, or steam pipes, or for any damage or loss of property on or within the Leased Premises or the building or the development from any cause whatsoever.

                  Section 25.03: Lessee shall give immediate notice to Lessor in case of fire or other casualty in the Leased Premises or in the building of which the premises are a part, or of defects therein or in any fixtures or equipment.

                                   SECTION 26

                                   DEFINITION

                  Section 26.01: For the purpose of this Lease, the term net constructed leasable floor area shall mean the total square feet of constructed floor area in Airside Commerce Park excluding therefrom the floor area of any of the following areas not leased to Lessee or any other occupants of this development:

      employee bathrooms, lounges, and eating areas stairways, corridors, and hallways lobbies, entries, and atriums all mechanical, electrical and phone rooms, and janitor closets duct shafts and elevator shafts, mail room and vending areas, penthouses storage rooms
      any other common area


                                   SECTION 27

                                 MISCELLANEOUS

                  Section 27.01: This Lease shall be governed by, and construed in accordance with, the laws of the State of Florida. If any provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and each provision of the Lease shall be valid and enforceable to the fullest extent permitted by law.

                  Section 27.02: The captions of this Lease are for convenience only and are not to be construed as part of this Lease and shall not be construed as defining or limiting in any way the scope of intent of the provisions hereof.

                  Section 27.03: Lessee represents and warrants to Lessor that there are no claims for brokerage commissions or finder's fees in connection with this Lease based upon or arising out of any agreement or act of Lessee, and Lessee agrees to indemnify Lessor and hold it harmless from all liabilities in connection with any such claim arising from an alleged agreement or act of Lessee (including, without limitation, the cost of attorneys' fees in connection therewith): such agreement to survive the termination of this Lease.

                  Section 27.04: This Lease shall constitute the entire agreement of the parties hereto; all prior agreements between the parties, whether written or oral, are merged herein and shall be of no force and effect. This Lease cannot be changed, modified or discharged orally but only by an agreement in writing, signed by the party against whom enforcement of the change, modification or discharge is sought.

                  Section 27.05: No personal liability of any kind under any of the terms, conditions or provisions of this Lease shall attach to the Lessor (including any leasing agent, broker or other agent or representative of Lessor) for the payment of any amounts payable under this Lease or for the performance of any terms, conditions or provisions required to be performed by Lessor under this Lease. If Lessor shall fail to perform any term, condition or provision of this Lease required to be performed by Lessor and if as a consequence of such default Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of the proceeds of sale received upon execution and levy of such judgment against the right, title and interest of Lessor in the Airside Commerce Park and out of rents or other income from such property receivable by Lessor, or out of payments received by Lessor upon the sale or other disposition of all or any part of Lessor's right, title and interest in Airside Commerce Park, and neither Lessor nor any of the partners of the partnership which is Lessor hereunder or any other person or entity shall be personally liable for any such judgment or monetary deficiency.

                  Section 27.06: In the event of any transfer or transfers of Lessor's interest in the premises. including a so-called sale-leaseback, the transferor shall be automatically relieved of any and. all obligations on the part of Lessor accruing from and after the date of such transfer, provided that
(a) the interest of the transferor as Lessor, in any funds then in the hands of Lessor in which Lessee has an interest shall be turned over, subject to such interest, to the then transferee; and (b) notice of such sale, transfer or Lease shall be given to Lessee as required by law. Upon termination of any such Lease in a sale-leaseback transaction prior to termination of this Lease, the former Lessee thereunder shall become and remain liable as Lessor and shall be responsible in connection with the security deposited hereunder, unless such mortgagee or Lessor shall have actually received the security deposited hereunder.

                  Section 27.07: Lessor intends to initially refer to the development in which the Leased Premises are located as the Airside Commerce Park. Lessor hereby reserves the right at any time and from time to time, without notice to Lessee, to change the name of said development or any of the buildings located therein at Lessor's discretion.

                  Section 27.08: Upon Lessor's written request, but in no event more than once each year, Lessee shall promptly furnish Lessor from time to time, financial statements reflecting Lessee's current financial condition.

                  Section 27.09: Lessee shall not record this Lease without the written consent of Lessor; however, upon the request of either party hereto, the other party shall join in the execution of a memorandum or so-called "short form" of this Lease for the purpose of recording. Said memorandum or short form of this Lease shall describe the parties, the Leased Premises, the term of this Lease, any special provisions, and shall incorporate this Lease by reference.

                  Section 27.10: Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties herein, shall be deemed to create any relationship between the parties hereto other than the relationship of Lessor and Lessee. Whenever herein the singular number is used the same shall include the plural, and vice versa, and the use of any single gender shall include all other genders. In the event any language is deleted from this Lease, said language shall be deemed to have never appeared and no other implication shall be drawn therefrom.

                  Section 27.11: No payment by Lessee or receipt by Lessor of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Lessor shall accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

                  Section 27.12: The submission of this Lease for examination does not constitute a reservation of or option for the Leased Premises, and this Lease shall become effective as a Lease only upon execution and delivery thereof by Lessor and Lessee.

                  Section 27.13: Lessee shall observe and comply with all reasonable rules and regulations established by Lessor and GOAA including access, use, safety, and conduct of operations of the Airport and the safe use of Airport facilities.


                                   SECTION 28

                                   RELOCATION

                [This section has been deleted in its entirety.]


                                   SECTION 29

                   LESSEE'S OPTIONAL LEASE TERMINATION RIGHT

                  Section 29.01: Tenant shall have the right to terminate this lease as of the expiration of the thirty sixth (36th) full calendar month, Optional Lease Termination Date, only if Lessee complies with the requirements stipulated below.

                  Section 29.02: Lessee's optional right to terminate shall only apply if proper notice is given by the Tenant at least two hundred seventy
(270) days prior to the expiration of the thirty sixth (36th) full calendar month after the Lease Commencement Date and further provided Lessee has paid all Lease obligations up through and including the Optional Lease Termination Date of the term of the Lease, the expiration of the thirty sixth (36th ) full calendar month, and Lessee surrenders the Leased Premises to Landlord on or before the expiration of such Optional Lease Termination Date in a broom clean and tidy condition, ordinary wear and tear and damage from fire and/or other casualty excepted.

                  Section 29.03: In the event Lessee does not timely comply with all of these conditions, then Lessee shall have no right to terminate this Lease as of the expiration of the thirty sixth (36th) full calendar month of the term hereof, and the Lease shall remain in full force and effect for the full term of this Lease, four (4) years.

                  IN WITNESS WHEREOF, the Lessor and Lessee have executed this Lease as of the date set forth at the outset hereof.

WITNESSES:                                 LESSOR:
                                           LANDO TRADEPORT LIMITED
                                           PARTNERSHIP


     /s/ Patricia Kausch                      /s/ Stuart Frankel
-----------------------------              By:-----------------------------
       Patricia Kausch                              Stuart Frankel
                                                      "Landlord"


                                           LESSEE:
                                           WORLD COMMERCE ONLINE, INC.


    /s/ Donna Shaffer                      By: /s/ Kenneth B. Cobb II
-----------------------------                 -----------------------------
        Donna Shaffer                              Kenneth B. Cobb II
                                                 Chief Financial Officer

                                  EXHIBIT "A"

                                 EXHIBIT "A-1"

                                  EXHIBIT "B"

                               LEGAL DESCRIPTION


Lots 1 and 2, ORLANDO TRADEPORT CENTRAL AIRSIDE AREA SECTION ONE, as recorded in Plat Book 18, Page 38, Public Records of Orange County, Florida.

                                  EXHIBIT "C"

                                 Not Applicable

                                  EXHIBIT "D"

                            CONSTRUCTION OBLIGATIONS


Landlord shall deliver the Leased Premises to Tenant in an "as is" condition and Tenant shall accept same in an "as is" condition except as per specified herein below. Landlord agrees to pay for the following:

       1. Landlord will do initial maintenance check on all air conditioning and heating units.

       2.     Landlord will do initial maintenance check on all plumbing.

       3. Landlord will do initial maintenance check on all electrical panels, fire exits signs and emergency lights.

       4. Landlord will do initial pre-tenant move in cleaning of entire space and clean all carpet not being replaced in the executive areas.

       5. Landlord agrees at landlord's sole cost and expense to complete the tenant improvements in the designated executive areas of the leased premises, see Exhibit "D-1", including new carpet, paint, new partitions and vinyl coated flooring in the bathrooms, upper and lower cabinets in the breakroom, and replacing any door knobs missing from any doors.

       6. Tenant agrees at tenant's sole cost and expense to complete any other tenant improvements required beyond the executive areas of the leased premises, see Exhibit "D-1".

       7. Tenant agrees to pay for the requested wallpaper in the executive areas at tenant's sole cost and expense.

       8. Landlord agrees to terminate and release World Commerce Online, Inc. from the lease agreements on 9419 Tradeport Drive, Orlando, Florida and 9675 Tradeport Drive, Orlando, Florida from the date that this lease agreement commences. All lease obligations shall be pro-rated based on the date of move out from the old lease premises to the new lease premises.

       9. Tenant agrees to turn over the old leased premises in a broom clean condition.

                                 EXHIBIT "D-1"




February 22, 1999


Mr. Don Moore
Nations Bank
750 South Orlando Avenue, Suite 200
Winter Park, FL 32789-4845

     Re:   Airside Commerce Park

Dear Mr. Moore:

I have enclosed a photocopy of the following documents:

     -   First Amendment to Lease Agreement for Roses Direct, Inc.
     -   First Amendment to Lease Agreement for GTE Airfone, Inc.
     -   Second Amendment to Lease Agreement for Dawn's Place
     - Second Amendment to Lease Agreement for Gulfstream Aviation Enterprises, Inc.
     -   Second Amendment to Lease Agreement for Roses Direct, Inc.
     -   Third Amendment to Lease Agreement for Roses Direct, Inc.
     -   Lease Agreement for Power & Systems Innovations, Inc.
     -   Lease Agreement for World Commerce Online
     -   Estoppel Certificates for:
              -   Gulfstream Aviation Enterprises
              -   Pre-Flight Services, Inc.
              -   Premier Freight Forwarders, Inc.
              -   Greenick, Inc. dba Airworks
              -   World Commerce Online

If you have any questions, please call me.

Sincerely,



Donna Shaffer
Property Manager

enc.

October 19, 1999


Mr. Don Moore
Bank of America
Real Estate Banking Group
750 S. Orlando Avenue, Suite 200
Winter Park, FL 32789-4845

    Re:    Airside Commerce Park

Dear Mr. Moore:

I have enclosed a photocopy of the following documents:

    -  Estoppel Certificates for:   Radixx Solutions International, Inc.
                                    Roller Gear, Inc.
                                    World Commerce Online
    -  First Amendment to Lease Agreement for World Commerce Online, Inc.
    -  Second and Third Amendment to Lease Agreement for MIT Lincoln Laboratory
    -  Fifth and Sixth Amendment to Lease Agreement for Roses Direct, Inc.

If you have any questions, please call me.

Sincerely,


Donna Shaffer
Property Manager

enc.